UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS GNMA Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

14 Investment Portfolio

21 Statement of Assets and Liabilities

23 Statement of Operations

24 Statement of Changes in Net Assets

25 Financial Highlights

29 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Investment Management Agreement Approval

47 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage- backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.78%	7.03%	5.75%	5.41%
Class C	4.98%	6.25%	4.96%	4.63%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	2.87%	6.04%	5.16%	5.12%
Class C (max 1.00% CDSC)	4.98%	6.25%	4.96%	4.63%
No Sales Charges					Life of Institutional Class*
Class S	5.96%	7.26%	5.99%	5.68%	N/A
Institutional Class	6.12%	N/A	N/A	N/A	7.82%
Barclays Capital GNMA Index+	6.72%	7.65%	6.45%	6.21%	7.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on February 2, 2009. Index returns began on January 31, 2009.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2010 are 0.74%, 1.50%, 0.55% and 0.47% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for periods prior to their inception on February 2, 2009 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS GNMA Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 9/30/10	$ 15.41	$ 15.42	$ 15.44	$ 15.43
9/30/09	$ 15.24	$ 15.25	$ 15.25	$ 15.24
Distribution Information: Twelve Months as of 9/30/10: Income Dividends	$ .69	$ .58	$ .71	$ .72
September Income Dividend	$ .0573	$ .0477	$ .0591	$ .0601
SEC 30-day Yield++	3.24%	2.58%	3.58%	3.67%
Current Annualized Distribution Rate++	4.46%	3.71%	4.59%	4.67%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — GNMA Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	51	of	66	77
Class C 1-Year	65	of	66	98
Class S 1-Year	46	of	66	69
3-Year	26	of	61	42
5-Year	25	of	56	44
10-Year	19	of	42	45
Class Institutional 1-Year	42	of	66	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,041.30	$ 1,037.40	$ 1,042.60	$ 1,043.80
Expenses Paid per $1,000*	$ 4.25	$ 8.12	$ 2.77	$ 2.31
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,020.91	$ 1,017.10	$ 1,022.36	$ 1,022.81
Expenses Paid per $1,000*	$ 4.20	$ 8.04	$ 2.74	$ 2.28
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A	Class C	Class S	Institutional Class
DWS GNMA Fund	.83%	1.59%	.54%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS GNMA Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Managers

William Chepolis, CFA
John D. Ryan
Ohn Choe, CFA

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

For the 12 months ended September 30, 2010, the fund's Class A shares posted a 5.78% total return, compared with the 6.72% return of its benchmark, the Barclays Capital GNMA Index.1 The fund's return lagged the 6.62% return of its average peer in the Lipper GNMA Funds category.2 At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 2.8 years, compared with 3.38 years for the Barclays Capital GNMA Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Government National Mortgage Association (GNMA) investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans. The US Federal Reserve Board (the Fed) left short-term interest rates at essentially zero during the 12 months, maintaining a target range for the federal funds rate of between 0% and 0.25%.3 Early in the period, market interest rate levels generally rose as the economy emerged from the depths of the financial crisis. For the full 12 months, however, interest rates fell along the entire Treasury yield curve, with the steepest declines occurring on intermediate-term issues.4 To illustrate, the two-year yield went from 0.95% to 0.42%, the five-year from 2.31% to 1.27%, the 10-year from 3.31% to 2.53% and the 30-year from 4.03% to 3.69%.

Mortgage rates remained near historical lows for most of the period, supported by the Fed's zero interest rate policy and direct purchases of mortgage-backed issuance. Prepayments remained modest despite lower rates, as homeowners continued to deal with negative equity and tighter mortgage underwriting standards.

Positive Contributors to Performance

As we expected prepayments to remain low, the fund has maintained a focus on higher-coupon mortgages.5 At the same time, we have continued to emphasize mortgage pools with predictable cash flows. We believed this would allow shareholders to benefit from increased income with very low incremental risk. Early in the period, the market was willing to pay a significant premium for these characteristics, as prepayments remained low, and prices of these bonds rose sharply.

The fund holds interest-only collateralized mortgage obligations that were structured to perform well if prepayments remained low and with yields that vary inversely with LIBOR — a leading benchmark for taxable interest rates.6 As interest-only securities are the most sensitive to prepayment expectations, we sought protection by carefully evaluating the underlying mortgage pools, looking for such characteristics as a track record of low prepayments, lower remaining loan balances and a preferred geographical exposure. This exposure worked well for the fund as prepayments remained low and taxable rates declined.

The fund's overall duration and sensitivity to interest rate changes was longer than the benchmark for most of the period, adding to relative performance in an environment of declining interest rates.7

For much of the fiscal period, given a relatively steep yield curve, we used futures in order to gain added exposure to the 10-year Treasury while simultaneously shorting the two-year portion of the curve. This worked well for the fund as the yield curve flattened via declining rates on intermediate- and longer-term issues.8

Negative Contributors to Performance

Late in the period, the fund's relatively low exposure to more recently issued securities with lower underlying coupons acted as a constraint on relative performance. Lower coupon pools benefited from investors seeking protection against proposals floated to help underwater homeowners refinance at today's low rates. Some of these proposals could in theory result in higher coupon pools that have traded at premium prices being prepaid at par, hurting returns for investors. In our view, this scenario is not likely to come to pass, and we have not seen the value in holding long-term securities with coupons of 4% or lower.

As interest rates reached extreme lows late in the fiscal period, some of the interest-only securities in the fund declined in value as investors sought protection against the potential for increased prepayments. Prepayments have not increased to any significant degree, and we remain comfortable with this exposure.

Outlook and Positioning

The current economic recovery continues to be less than robust by historical standards, with employment lagging and consumer demand for homes and autos tepid. We expect the Fed to maintain its zero interest rate policy for the foreseeable future, as it has signaled that it is more concerned with deflation and excess capacity than inflation. In addition, there is discussion of the Fed making additional purchases of securities in order to bring mortgage rates down that could influence prepayments on higher-coupon mortgages.

While we expect the Fed to remain on hold with its zero interest rate policy for the near-to-intermediate term, with mortgage rates at historic lows, we are carefully managing the fund's overall duration and looking at other ways to position the portfolio ahead of the eventual rise in interest rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains suitable for investors seeking high current income with less downside risk than many other GNMA funds.

1 The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. It is not possible to invest directly into a category or any index.
3 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
4 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
5 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.
6 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
7 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
8 A futures contract gives the holder the right to purchase the underlying security at a specific price on a specific date in the future. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Portfolio Summary

Asset Allocation (As a % of Net Assets)	9/30/10	9/30/09

Government National Mortgage Association	87%	80%
US Government Agency Sponsored Pass-Throughs	12%	10%
Government & Agency Obligations	5%	10%
Cash Equivalents and Other Assets and Liabilities, net	(4)%	—
	100%	100%
Coupons*	9/30/10	9/30/09

Less than 4.5%	10%	14%
4.5%-5.49%	40%	23%
5.5%-6.49%	42%	48%
6.5%-7.49%	7%	10%
7.5% and Greater	1%	5%
	100%	100%
Interest Rate Sensitivity	9/30/10	9/30/09

Effective Maturity	3.9 years	4.5 years
Effective Duration	2.8 years	2.9 years
* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Asset allocation, coupons and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2010

	Principal Amount ($)	Value ($)

Government National Mortgage Association 77.9%
Government National Mortgage Association:
4.5%, with various maturities from 10/15/2033 until 6/1/2039 (a)	124,424,653	130,928,365
5.0%, with various maturities from 11/15/2032 until 8/15/2040 (a) (b)	523,428,087	560,883,374
5.5%, with various maturities from 12/15/2025 until 4/15/2040 (a) (b)	527,222,383	568,167,895
6.0%, with various maturities from 6/20/2026 until 11/15/2039 (a) (b)	292,195,499	319,879,011
6.5%, with various maturities from 5/15/2032 until 7/20/2039 (b)	104,124,283	113,898,054
7.0%, with various maturities from 3/15/2022 until 6/20/2039 (b)	36,148,512	39,759,701
7.5%, with various maturities from 5/15/2022 until 1/15/2037	13,713,575	15,685,355
Total Government National Mortgage Association (Cost $1,679,406,484)		1,749,201,755

Collateralized Mortgage Obligations 16.1%
FannieMae Whole Loan, "A", Series 2009-W1, 6.0%, 12/25/2049	20,745,998	21,575,649
Federal Home Loan Mortgage Corp.:
"FO", Series 2418, 1.157%*, 2/15/2032	2,769,306	2,817,714
"GF", Series 2412, 1.207%*, 2/15/2032	3,844,930	3,913,199
"FA", Series 2419, 1.257%*, 2/15/2032	2,308,135	2,351,000
"F", Series 2439, 1.257%*, 3/15/2032	2,537,970	2,582,773
"FA", Series 2436, 1.257%*, 3/15/2032	2,537,970	2,582,773
"FQ", Series 2488, 1.257%*, 3/15/2032	2,590,251	2,635,976
"FW", Series 2456, 1.257%*, 3/15/2032	1,438,317	1,466,304
"57", Series 256, Interest Only, 5.0%, 3/15/2023	5,670,600	557,406
"ZK", Series 3382, 5.0%, 7/15/2037	13,822,241	15,335,451
"CZ", Series 3658, 5.0%, 4/15/2040	1,695,895	1,868,231
"PT", Series 3586, IOette, 5.088%**, 2/15/2038	9,684,981	9,768,888
"TZ", Series 2778, 6.0%, 2/15/2034	2,936,410	3,139,848
"S17", Series 244, Interest Only, 6.193%**, 12/15/2036	56,422,913	5,885,476
"WS", Series 2877, Interest Only, 6.343%**, 10/15/2034	16,812,839	1,238,708
"A", Series 172, Interest Only, 6.5%, 1/1/2024	495,435	76,652
"SB", Series 2742, Interest Only, 6.743%**, 1/15/2019	7,890,047	1,173,757
"SB", Series 2788, Interest Only, 6.843%**, 10/15/2022	4,340,418	352,775
Federal National Mortgage Association:
"FA", Series 2002-23, 1.156%*, 4/25/2032	3,739,521	3,807,833
"OF", Series 2001-60, 1.206%*, 10/25/2031	1,197,301	1,218,119
"OF", Series 2001-70, 1.206%*, 10/25/2031	478,921	487,247
"FB", Series 2002-30, 1.256%*, 8/25/2031	3,322,117	3,387,554
"FA", Series 2003-11, 1.256%*, 9/25/2032	2,652,868	2,702,113
"FJ", Series 2002-52, 1.256%*, 9/25/2032	3,540,770	3,608,424
"25", Series 351, Interest Only, 4.5%, 5/1/2019	5,388,039	498,642
"21", Series 334, Interest Only, 5.0%, 3/1/2018	5,951,780	574,409
"20", Series 334, Interest Only, 5.0%, 3/1/2018	4,771,691	424,321
''23", Series 339, Interest Only, 5.0%, 7/1/2018	4,283,377	420,821
"BI", Series 2010-10, Interest Only, 5.0%, 9/25/2035	4,116,554	431,628
"PZ", Series 2007-47, 5.0%, 5/25/2037	11,858,721	13,263,719
"ZA", Series 2008-24, 5.0%, 4/25/2038	16,992,813	18,744,137
"ZX", Series 2010-13, 5.0%, 3/25/2040	15,443,007	16,731,896
"SD", Series 2008-45, Interest Only, 6.244%**, 6/25/2023	22,634,136	3,038,811
"ZQ", Series G93-39, 6.5%, 12/25/2023	4,256,280	4,722,811
Government National Mortgage Association:
"SY", Series 2008-83, Interest Only, 0.435%**, 8/20/2034	24,246,029	64,211
"HS", Series 2009-121, Interest Only, 1.0%**, 2/20/2037	13,536,714	307,279
"HI", Series 2010-H06, Interest Only, 1.141%**, 4/20/2060	16,208,416	820,146
"BI", Series 2010-H01, Interest Only, 1.615%**, 1/20/2060	16,897,294	1,289,264
"FI", Series 2009-H01, Interest Only, 1.877%**, 11/20/2059	66,807,968	5,304,553
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	7,397,003	701,498
"AI", Series 2009-22, Interest Only, 4.5%, 10/16/2032	2,137,331	154,299
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	7,414,399	624,465
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	6,787,994	1,133,201
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	577,124
"VB", Series 2010-26, 5.0%, 1/20/2024	5,500,000	6,205,493
"UI", Series 2010-45, Interest Only, 5.0%, 5/20/2033	7,314,360	624,883
"KE", Series 2004-19, 5.0%, 3/16/2034	5,000,000	5,629,087
"Z", Series 2004-61, 5.0%, 8/16/2034	2,980,205	3,309,581
"LE", Series 2004-87, 5.0%, 10/20/2034	7,000,000	7,753,231
"ZB", Series 2005-15, 5.0%, 2/16/2035	13,212,611	14,791,628
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,882,227	4,330,690
"CK", Series 2007-31, 5.0%, 5/16/2037	9,000,000	9,988,006
"ZN", Series 2009-64, 5.0%, 7/20/2039	21,110,835	23,243,443
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,114,090	1,230,430
"EY", Series 2010-46, 5.0%, 4/20/2040	45,000,000	49,458,501
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	1,467,211	25,661
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	3,584,341	502,461
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	10,270,942	1,337,736
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	3,198,967	412,596
"PC", Series 2003-19, 5.5%, 3/16/2033	8,000,000	9,033,777
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	6,008,530	843,797
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	12,901,235
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	5,661,975
"IJ", Series 2007-53, Interest Only, 5.75%, 6/20/2035	314,266	10,419
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	12,568,253	1,601,898
"HZ", Series 2004-17, 6.0%, 3/20/2034	1,475,546	1,761,155
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	874,429	192,335
"CT", Series 2009-42, 6.0%, 8/16/2035	10,493,155	11,629,734
"PY", Series 2009-122, 6.0%, 12/20/2039	12,211,881	13,255,213
"SC", Series 2008-64, Interest Only, 6.243%**, 4/20/2028	6,104,544	213,983
"PS", Series 2008-40, Interest Only, 6.243%**, 5/16/2038	5,471,737	1,048,511
"PS", Series 2003-55, Interest Only, 6.443%**, 6/20/2033	6,038,946	943,233
"SA", Series 2006-47, Interest Only, 6.543%**, 8/16/2036	1,742,144	272,913
"LS", Series 2003-74, Interest Only, 6.893%**, 12/20/2030	943,747	33,300
"SM", Series 2004-49, Interest Only, 6.893%**, 1/20/2034	20,715,274	2,810,346
"SU", Series 2004-30, Interest Only, 6.943%**, 2/20/2032	5,596,517	160,095
"SA", Series 2004-42, Interest Only, 7.343%**, 3/20/2032	7,388,756	1,399,360
"SM", Series 2003-60, Interest Only, 7.493%**, 1/16/2033	16,271,109	1,855,286
"SA", Series 1999-44, Interest Only, 8.293%**, 12/16/2029	1,435,140	258,214
"HI", Series WF-HR1, Interest Only, 1.78%**, 9/30/2050	20,000,000	1,662,500
Total Collateralized Mortgage Obligations (Cost $328,121,707)		360,753,811

US Government Agency Sponsored Pass-Throughs 5.0%
Federal National Mortgage Association, 5.0%, with various maturities from 1/1/2034 until 1/1/2038 (b) (Cost $111,193,733)	106,068,335	111,961,274

Government & Agency Obligations 5.8%
Other Government Related (c) 0.6%
Ally Financial, Inc., FDIC Guaranteed, 1.75%, 10/30/2012	6,200,000	6,343,611
Western Corporate Federal Credit Union, 1.75%, 11/2/2012	7,800,000	7,976,077
		14,319,688
US Government Sponsored Agency 0.2%
Federal Home Loan Mortgage Corp., 1.375%, 1/9/2013	5,248,000	5,335,521
US Treasury Obligations 5.0%
US Treasury Bill, 0.185%***, 3/17/2011 (d)	9,758,000	9,749,852
US Treasury Inflation-Indexed Note, 1.375%, 1/15/2020 (b)	13,105,950	13,928,138
US Treasury Notes:
0.375%, 8/31/2012	50,000,000	49,962,900
0.875%, 2/29/2012 (e)	25,000,000	25,190,500
3.625%, 2/15/2020	12,000,000	13,161,564
		111,992,954
Total Government & Agency Obligations (Cost $130,691,729)		131,648,163
	Shares	Value ($)

Securities Lending Collateral 26.2%
Daily Assets Fund Institutional, 0.29% (f) (g) (Cost $588,301,241)	588,301,241	588,301,241
Cash Equivalents 3.9%
Central Cash Management Fund, 0.21% (f) (Cost $86,921,228)	86,921,228	86,921,228
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,924,636,122)+	134.9	3,028,787,472
Other Assets and Liabilities, Net	(34.9)	(784,107,216)
Net Assets	100.0	2,244,680,256
* These securities are shown at their current rate as of September 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
** These securities are shown at their current rate as of September 30, 2010.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,924,901,280. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $103,886,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,546,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,660,254.
(a) When-issued or delayed delivery securities included.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2010 amounted to $577,465,599, which is 25.7% of net assets.
(c) Government-backed debt issued by financial companies or government sponsored enterprises.
(d) At September 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) At September 30, 2010, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower income.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	12/21/2010	1,760	221,842,500	(3,509,531)
Ultra Long Term US Treasury Bond	USD	12/21/2010	25	3,532,031	(80,125)
Total unrealized depreciation					(3,589,656)
Currency Abbreviation
USD United States Dollar

At September 30, 2010, open written options contracts were as follows:

Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (h)
Call Options 30-Year GNSF	4.5	30,000,000	10/13/2010	105.6	46,875
30-Year GNSF	4.5	60,000,000	11/12/2010	105.2	281,250
30-Year GNSF	4.5	30,000,000	11/12/2010	105.3	131,250
30-Year GNSF	5.0	30,000,000	10/13/2010	106.8	37,500
30-Year GNSF	5.0	30,000,000	10/13/2010	106.8	26,758
30-Year GNSF	5.0	60,000,000	11/12/2010	106.7	168,750
30-Year GNSF	5.0	30,000,000	11/12/2010	107.0	44,039
30-Year GNSF	5.5	30,000,000	11/12/2010	107.5	84,375
30-Year GNSF	5.5	30,000,000	11/12/2010	107.8	36,945
Total Call Options (Premiums received $1,532,813)					857,742
Put Options 30-Year GNSF	4.5	30,000,000	11/12/2010	104.8	140,625
30-Year GNSF	4.5	30,000,000	11/12/2010	104.8	155,280
30-Year GNSF	5.0	30,000,000	11/12/2010	106.4	150,000
30-Year GNSF	5.0	30,000,000	11/12/2010	106.5	158,715
Total Put Options (Premiums received $782,812)					604,620
Total Written Options (Total Premiums received $2,315,625)					1,462,362
(h) Net unrealized appreciation at September 30, 2010 was $853,263.

At September 30, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
9/15/2010 9/15/2014	118,800,000[1]	Fixed — 3.15%	Floating — LIBOR	(9,281,938)	224,400	(9,506,338)

At September 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	84,400,000[2]	0.45%	Citi Global Interest Rate Strategy Index	19,394	56,267	(36,873)
Counterparties: [1] Morgan Stanley [2] Citigroup, Inc.

GNSF: Government National Single Family.

LIBOR: London InterBank Offered Rate.

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income (i)
Government National Mortgage Association	$ —	$ 1,749,201,755	$ —	$ 1,749,201,755
Collateralized Mortgage Obligations	—	351,677,348	9,076,463	360,753,811
US Government & Agency Sponsored Pass-Throughs	—	111,961,274	—	111,961,274
Government & Agency Obligations	—	121,898,311	—	121,898,311
Short-Term Investments (i)	675,222,469	9,749,852	—	684,972,321
Total	$ 675,222,469	$ 2,344,488,540	$ 9,076,463	$ 3,028,787,472
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)	$ (3,589,656)	$ (9,543,211)	$ (1,462,362)	$ (14,595,229)
Total	$ (3,589,656)	$ (9,543,211)	$ (1,462,362)	$ (14,595,229)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(i) See Investment Portfolio for additional detailed categorizations.
(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swaps, total return swaps and options written, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Government National Mortgage Association	Collateralized Mortgage Obligations	Government & Agency Obligations	Total	Written Options
Balance as of September 30, 2009	$ 34,817,742	$ 12,120,000	$ 17,494,950	$ 64,432,692	$ (2,942,902)
Realized gain (loss)	2,151,923	(40,331)	—	2,111,592	2,939,063
Change in unrealized appreciation (depreciation)	(339,732)	1,375,088	385,050	1,420,406	857,102
Amortization premium/ discount	—	(949,719)	—	(949,719)	—
Net purchases (sales)	(36,629,933)	8,691,425	(17,880,000)	(45,818,508)	(2,315,625)
Transfers into Level 3	—	—	—	—	—
Transfers (out) of Level 3	—	(12,120,000) (k)	—	(12,120,000)	—
Balance as of September 30, 2010	$ —	$ 9,076,463	$ —	$ 9,076,463	$ (1,462,362)
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ —	$ 1,375,088	$ —	$ 1,375,088	$ 853,263

Transfers between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $2,249,413,653) — including $577,465,599 of securities loaned	$ 2,353,565,003
Investment in Daily Assets Fund Institutional (cost $588,301,241)*	588,301,241
Investment in Central Cash Management Fund (cost $86,921,228)	86,921,228
Total investments in securities, at value (cost $2,924,636,122)	3,028,787,472
Cash	444,490
Receivable for investments sold — when-issued securities	334,625,137
Receivable for Fund shares sold	1,138,650
Interest receivable	9,942,418
Receivable for daily variation margin on open futures contracts	188,595
Upfront payments paid on swaps	280,667
Other assets	35,252
Total assets	3,375,442,681
Liabilities
Payable upon return of securities loaned	588,301,241
Payable for investments purchased	4,923,025
Payable for investments purchased — when-issued securities	524,075,807
Payable for Fund shares redeemed	831,043
Options written, at value (premium received $2,315,625)	1,462,362
Unrealized depreciation on open swap contracts	9,543,211
Accrued management fee	560,794
Other accrued expenses and payables	1,064,942
Total liabilities	1,130,762,425
Net assets, at value	$ 2,244,680,256
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	3,839,600
Net unrealized appreciation (depreciation) on: Investments	104,151,350
Futures	(3,589,656)
Written options	853,263
Swap contracts	(9,543,211)
Accumulated net realized gain (loss)	(94,237,352)
Paid-in capital	2,243,206,262
Net assets, at value	$ 2,244,680,256
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($34,944,129 ÷ 2,266,921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.41
Maximum offering price per share (100 ÷ 97.25 of $15.41)	$ 15.85
Class C Net Asset Value, offering and redemption price per share ($23,999,751 ÷ 1,556,088 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.42
Class S Net Asset Value, offering and redemption price per share ($2,178,232,133 ÷ 141,121,011 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.44
Institutional Class Net Asset Value, offering and redemption price per share ($7,504,243 ÷ 486,400 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Interest	$ 94,064,771
Income distributions — affiliated cash management vehicles	122,375
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	134,680
Total income	94,321,826
Expenses: Management fee	7,098,014
Administration fee	2,253,338
Distribution and service fees	229,469
Services to shareholders	2,164,065
Reports to shareholders	116,503
Professional fees	122,104
Custodian fee	108,736
Trustees' fees and expenses	66,575
Registration fees	96,089
Other	139,154
Total expenses	12,394,047
Net investment income	81,927,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	30,613,180
Futures	8,802,138
Written options	(3,705,510)
Swap contracts	(770,876)
34,938,932
Change in net unrealized appreciation (depreciation) on: Investments	27,244,211
Futures	(3,922,190)
Written options	869,813
Swap contracts	(9,794,477)
14,397,357
Net gain (loss)	49,336,289
Net increase (decrease) in net assets resulting from operations	$ 131,264,068

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2010	2009
Operations: Net investment income	$ 81,927,779	$ 97,619,839
Net realized gain (loss)	34,938,932	11,955,111
Change in net unrealized appreciation (depreciation)	14,397,357	89,387,467
Net increase (decrease) in net assets resulting from operations	131,264,068	198,962,417
Distributions to shareholders from: Net investment income: Class A	(1,142,499)	(108,918)
Class C	(643,076)	(63,445)
Class S	(101,579,713)	(121,565,507)
Institutional Class	(379,200)	(168,267)
Total distributions	(103,744,488)	(121,906,137)
Fund share transactions: Proceeds from shares sold	162,239,999	132,328,146
Reinvestment of distributions	72,359,182	82,573,869
Cost of shares redeemed	(267,308,772)	(259,117,760)
Redemption fees	—	37,646
Net increase (decrease) in net assets from Fund share transactions	(32,709,591)	(44,178,099)
Increase (decrease) in net assets	(5,190,011)	32,878,181
Net assets at beginning of period	2,249,870,267	2,216,992,086
Net assets at end of period (including undistributed net investment income of $3,839,600 and $6,577,008, respectively)	$ 2,244,680,256	$ 2,249,870,267

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2010	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.24	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.53	.41
Net realized and unrealized gain (loss)	.33	.55
Total from investment operations	.86	.96
Less distributions from: Net investment income	(.69)	(.53)
Redemption fees	—	.00***
Net asset value, end of period	$ 15.41	$ 15.24
Total Return (%)[c]	5.78	6.62**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	11
Ratio of expenses (%)	.76	.64*
Ratio of net investment income (%)	3.42	4.18*
Portfolio turnover rate (%)	221	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2010	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.25	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.41	.33
Net realized and unrealized gain (loss)	.34	.57
Total from investment operations	.75	.90
Less distributions from: Net investment income	(.58)	(.46)
Redemption fees	—	.00***
Net asset value, end of period	$ 15.42	$ 15.25
Total Return (%)[c]	4.98	6.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	7
Ratio of expenses (%)	1.52	1.40*
Ratio of net investment income (%)	2.66	3.44*
Portfolio turnover rate (%)	221	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$15.25	$ 14.72	$ 14.60	$ 14.67	$ 14.86
Income (loss) from investment operations: Net investment income[a]	.56	.66	.73	.71	.66
Net realized and unrealized gain (loss)	.34	.69	.18	(.04)	(.14)
Total from investment operations	.90	1.35	.91	.67	.52
Less distributions from: Net investment income	(.71)	(.82)	(.79)	(.74)	(.71)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 15.44	$ 15.25	$ 14.72	$ 14.60	$ 14.67
Total Return (%)	5.96	9.41	6.45	4.76[b]	3.47[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,178	2,225	2,217	2,347	2,645
Ratio of expenses before expense reductions (%)	.54	.55	.55	.58	.62
Ratio of expenses after expense reductions (%)	.54	.55	.55	.56	.59
Ratio of net investment income (%)	3.64	4.42	4.95	4.85	4.55
Portfolio turnover rate (%)	221	264	220	381	289
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended September 30,	2010	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.24	$ 14.81
Income (loss) from investment operations: Net investment income[b]	.57	.42
Net realized and unrealized gain (loss)	.34	.56
Total from investment operations	.91	.98
Less distributions from: Net investment income	(.72)	(.55)
Redemption fees	—	.00***
Net asset value, end of period	$ 15.43	$ 15.24
Total Return (%)	6.12	6.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7
Ratio of expenses (%)	.45	.47*
Ratio of net investment income (%)	3.73	4.29*
Portfolio turnover rate (%)	221	264
[a] For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options on TBA's are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $97,562,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($29,898,000), September 30, 2013 ($5,724,000), September 30, 2014 ($21,529,000), September 30, 2015 ($34,982,000) and September 30, 2017 ($5,429,000), the respective expiration dates, whichever occurs first.

During the year ended September 30, 2010, the Fund utilized $5,028,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 3,708,235
Capital loss carryforwards	$ (97,562,000)
Net unrealized appreciation (depreciation) on investments	$ 103,886,192

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 103,744,488	$121,906,137
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2010, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in the table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $225,375,000 to $870,296,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended September 30, 2010, the Fund entered into options on GNMA TBA's to enhance potential gain and options on interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of September 30, 2010 is included in the table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in written options contracts with a total value generally indicative of a range from approximately $1,462,000 to $5,313,000 and purchased option contracts with a total value generally indicative of a range from $0 to approximately $557,000.

Interest Rate Swap Contracts. For the year ended September 30, 2010, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swap contracts is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $118,800,000 to $127,700,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2010, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of September 30, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2010, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $168,800,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts	Swap Contracts	Written Options	Total
Interest Rate Contracts (a)	$ (3,589,656)	$ (9,543,211)	$ (1,462,362)	$ (14,595,229)

Each of the above derivatives are located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on futures, swap contracts and written options, at value, respectively. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ (4,028,903)	$ 8,802,138	$ (3,705,510)	$ (770,876)	$ 296,849

Each of the above derivatives are located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), futures, written options and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$ (83,356)	$ (3,922,190)	$ 869,813	$ (9,794,477)	$ (12,930,210)

Each of the above derivatives are located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), futures, written options and swap contracts, respectively

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $4,953,968,983 and $4,937,100,334, respectively. Purchases and sales of US Treasury obligations aggregated $252,728,832 and $200,230,026, respectively.

For the year ended September 30, 2010, transactions for written options on futures and securities were as follows:

	Number of Contracts/ Contract Amount	Premium
Outstanding, beginning of period	390,000,380	$ 2,997,602
Options written	3,330,007,890	20,054,777
Options closed	(1,350,002,180)	(7,181,689)
Options expired	(1,260,003,000)	(8,235,378)
Options exercised	(660,003,090)	(5,319,687)
Outstanding, end of period	450,000,000	$ 2,315,625

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the year ended September 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.315% of the Fund's average daily net assets.

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.83%
Class C	1.58%
Institutional Class	.58%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $2,253,338, of which $185,393 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2010
Class A	$ 8,777	$ 3,107
Class C	5,800	2,121
Class S	1,658,885	560,212
Institutional Class	134	50
	$ 1,673,596	$ 565,490

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2010, the Distribution Fee for Class C shares aggregated $127,333, of which $14,346 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 59,687	$ 19,605.24%
Class C	42,449	13,797.25%
	$ 102,136	$ 33,402

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010 aggregated $31,954.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2010, the CDSC for Class C shares aggregated $9,147. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2010, DIDI received $5,177 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,105, of which $6,996 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund may invest in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,396,038	$ 36,769,610	713,855*	$ 10,790,402*
Class C	1,240,148	19,030,433	474,232*	7,170,308*
Class S	6,573,048	101,033,970	7,199,092	107,280,396
Institutional Class	353,249	5,405,986	473,985*	7,087,040*
		$ 162,239,999		$ 132,328,146
Shares issued to shareholders in reinvestment of distributions
Class A	61,459	$ 943,408	5,870*	$ 88,520*
Class C	36,788	565,198	3,054*	46,111*
Class S	4,595,528	70,471,376	5,528,847	82,270,970
Institutional Class	24,756	379,200	11,202*	168,268*
		$ 72,359,182		$ 82,573,869
Shares redeemed
Class A	(885,415)	$ (13,575,914)	(24,886)*	$ (376,428)*
Class C	(178,381)	(2,742,502)	(19,753)*	(297,959)*
Class S	(16,003,766)	(245,578,813)	(17,335,823)	(258,105,380)
Institutional Class	(354,124)	(5,411,543)	(22,668)*	(337,993)*
		$ (267,308,772)		$ (259,117,760)
Redemption fees		$ —		$ 37,646
Net increase (decrease)
Class A	1,572,082	$ 24,137,104	694,839*	$ 10,502,542*
Class C	1,098,555	16,853,129	457,533*	6,918,460*
Class S	(4,835,190)	(74,073,467)	(4,607,884)	(68,516,416)
Institutional Class	23,881	373,643	462,519*	6,917,315*
		$ (32,709,591)		$ (44,178,099)
* For the period from February 2, 2009 (commencement of operations) through September 30, 2009.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and the Shareholders of DWS GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS GNMA Fund (the "Fund") at September 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 3% of the dividends distributed during the fiscal year was derived from interest on US government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GNMA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$87,341	$0	$0	$0
2009	$84,648	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010